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                                              August 31 , 1994
                                                    --

Congress Financial Corporation
1133 Avenue of the Americas
New York, NY  10036

             Re: Seventh Amendment to Financing Agreements

Gentlemen:

   Reference is made to the Accounts Financing Agreement [Security Agreement] between Congress Financial Corporation ("Congress") and I.C. Isaacs & Co. L.P. ("Borrower") dated as of June 16, 1992 ( the "Accounts Agreement") and all supplements thereto, and all other agreements, documents and instruments related thereto and executed in connection therewith including, the Covenant Supplement to Accounts Financing Agreement [Security Agreement], the Inventory and Equipment Security Agreement Supplement to Accounts Financing Agreement [Security Agreement] and the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement], as from time to time amended, including the Fifth Amendment to Financing Agreements dated January 1, 1994, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced (collectively, the "Financing Agreements"). Capitalized terms used herein, unless otherwise defined herein, shall have the meaning set forth in the Financing Agreements.

   Borrower has requested certain modifications to the Financing Agreements and Congress is willing to agree to such modifications, subject to the terms and conditions set forth herein.

   In consideration of the foregoing, and the mutual agreements and covenants contained herein and for other good valuable consideration, Borrower and Congress hereby agree as follows:

   1. Supplemental Loans. Section 2.1 of the Accounts Agreement, as amended by the Fifth Amendment, is hereby amended by (a) deleting all references to "August 31, 1994" contained therein and replacing them with "October 31, 1994", (b) deleting all references to "August 12, 1994" contained therein and replacing them with "October 10, 1994", (c) deleting the reference to "August 19, 1994" contained therein and replacing it with "October 17, 1994" and (d) deleting the reference to "August 26, 1994" contained therein and replacing it with "October 24, 1994".

   2. Extension Fee. In partial consideration of the extension of the repayment of the Supplemental Loans as set forth herein, Borrower agrees to pay Congress an extension fee in an amount equal to $25,000, payable simultaneously with the execution hereof, which fee is fully earned as of the date

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hereof. At Congress' option, Congress may charge such fee directly to
Borrower's loan account.

   3. Effect and Entirety of this Amendment. Except as specifically modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and, in all other respects, the Financing Agreements are hereby ratified and confirmed by all parties hereto as of the date hereof. This Amendment represents and incorporates the entire understanding and agreements of the parties with respect to the matters set forth herein and the parties hereto agree that there are no representations, warranties, covenants or understandings of any kind, nature or description whatsoever made by Congress to Borrower with respect to this Amendment, except as specifically set forth herein. This Amendment represents the final agreement between the parties as to the subject matter hereof and may not be contradicted by evidence or prior, contemporaneous or subsequent oral agreements of the parties.

   4. Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought.

   5. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

   6. Counterparts. This Amendment may be executed in one or more counterparts which, taken together, shall constitute the agreement of the parties.

                                       Very truly yours,

                                       I.C. ISAACS & CO. L.P.

                                       By: ISBUYCO, INC., General Partner

                                           By: /s/ Gerald W. Lear
                                              --------------------
                                           Title: President
                                              --------------------
Agreed and Accepted:

CONGRESS FINANCIAL CORPORATION
By: /s/James DeSantis
   --------------------
Title: Vice President
   --------------------

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ACKNOWLEDGED:

/s/ Ira Hechler
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IRA HECHLER

/s/ Robert Arnot
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ROBERT ARNOT

/s/ Gerald Lear
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GERALD LEAR

/s/ Eugene Wielepski
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EUGENE WIELEPSKI

/s/ Gary Brashers
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GARY BRASHERS

/s/ Stanley Keller
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STANLEY KELLER

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